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                                 EXHIBIT 23(b)

                        Consent of Independent Auditors


The Board of Directors
Homeplex Mortgage Investments Corporation


         We consent to the reference to our firm under the caption "Experts" in this Registration Statement (Form S-4) and the related Proxy
Statement/Prospectus of Homeplex Mortgage Investments Corporation.




                                        Ernst & Young, LLP

Phoenix, Arizona
November 6, 1996